UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

DXC TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231

Ashburn, Virginia 20147

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of DXC Technology Company (the “Company” or “DXC”) appointed Board member Raul J. Fernandez as Interim President and Chief Executive Officer of the Company on December 18, 2023. Mr. Fernandez succeeds Michael Salvino, who no longer served as the Company’s President and Chief Executive Officer on December 18, 2023. Mr. Salvino resigned as a director from the Board on December 19, 2023 and will continue to be employed by DXC in an advisory role until March 31, 2024 to help ensure a seamless transition. David L. Herzog, the Company’s Lead Independent Director, was appointed Chairman of the Company.

Mr. Fernandez, age 57, has been a member of the Board since 2020. He serves as Vice Chairman and co-owner of Monumental Sports & Entertainment, a private partnership that owns some of Washington DC’s major sports franchises, including the National Hockey League’s Washington Capitals, the Women’s National Basketball Association’s Washington Mystics, the National Basketball Association’s Washington Wizards and Monumental Sports Network, a first-of-its-kind regional sports network for digital, mobile and over-the-top platforms. He also serves as a director of Broadcom, Inc., an Alternative Governor for the National Basketball Association’s Board of Governors, a Special Advisor to Carrick Capital Partners, a member of the Strategic Advisory Board of Volition Capital, and a director to several private companies.

There are no changes to the severance that Mr. Salvino is entitled to receive for termination without cause pursuant to Mr. Salvino’s employment agreement dated September 11, 2019.

Item 7.01 Regulation FD Disclosure.

On December 20, 2023, the Company issued a press release regarding the matters discussed in Item 5.02 and confirming the Company’s previously issued fiscal third quarter financial guidance and fiscal 2024 free cash flow guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information provided under this Item 7.01, including Exhibit 99.1, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on December 20, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated: December 20, 2023	By:	/s/ Rob Del Bene
	Name:	Rob Del Bene
	Title:	Executive Vice President and Chief Financial Officer